Commitments, Contingent Liabilities	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments, Contingent Liabilities

NOTE 8 - COMMITMENTS, CONTINGENT LIABILITIES:

a.	Lease commitments

Most of the premises occupied by the Company and its subsidiaries are rented under various operating lease agreements. At December 31, 2013, the lease agreements for these premises expire on various dates between 2014 and 2022.

Minimum lease commitments of the Company and its subsidiaries under operating leases, at rates in effect on December 31, 2013, were as follows:

$ in thousands
Year ending December 31:
2014	9,048
2015	7,656
2016	4,793
2017	4,103
2018	4,045
2019 - 2022	12,965

42,610

The rental payments for the premises in Israel, which constitute approximately half of the above amounts, are payable in New Israeli sheqels (“NIS”) linked to the Israeli consumer price index (the “Israeli CPI”).

Rental expenses totaled $7,878,000, $7,410,000 and $7,764,000 in the years ended December 31, 2013, 2012 and 2011, respectively.

b.	Contingent liabilities:

(i)	Intellectual Property

The Company has in the past received and may receive in the future notifications from customers with respect to possible indemnification or other action by the Company in connection with intellectual property claims resulting from use of the Company’s products. The Company typically undertakes, subject to various contractual conditions and other limitations, to defend intellectual property claims against customers arising from the purchase and use of its products. The Company’s obligations under these agreements generally provide that the Company may, at its option, either obtain the right to continue using the products or modify them and, in some cases, take back the products with a refund to the customer. To date, no demands have been made by customers seeking indemnification against the Company with respect to intellectual property claims.

(ii)	Litigation:

In June 2012, charges were filed in the Seoul Central District Court of the Republic of Korea against the Korean subsidiary of the Company and six employees thereof related to the alleged acquisition and misuse of confidential information of certain of the Company’s significant customers in violation of the Korean Act on Prevention of Divulgence and Protection of Industrial Technology (the “ITA”) and the Criminal Code of Korea (the “CC”). The charges include (1) the unlawful acquisition of certain industrial trade secrets related to the production of active matrix organic light-emitting diode panels of Samsung Mobile Display Co., Ltd. and LG Display Co. Ltd., customers of the Company’s Korean subsidiary (the “Customer Technology”), (2) unlawful use of the Customer Technology by sharing and preparing certain presentation materials, (3) unlawful divulgence of the Customer Technology to other employees of the Company inside and outside of Korea, (4) breach of trust in office by acquiring and divulging the Customer Technology without the customer’s permission for financial gain, and (5) the Korean subsidiary’s vicarious liability for the conduct of its employees. In December 2013, Orbotech Ltd.’s Korean subsidiary and five of its Korean employees were acquitted by the above court on all charges, and one Korean employee was found guilty of certain legal violations and received a criminal fine of approximately $10,000. Following such acquittal, the prosecutor filed a notice of appeal with respect to all aspects of the decision issued by the court. The prosecutor is appealing the court’s decision with respect to all the defendants on the grounds that the court’s decision contains errors of fact, errors of law and an unjust sentence. The employee of Orbotech’s Korean subsidiary who was found guilty of certain legal violations and who received a criminal fine has also filed a notice of appeal of the Court’s decision issued in respect of him.

The Company recorded income of $1.6 and an expense of $4.0 million, which is net of $4.9 and $1.6 million insurance reimbursement, in 2013 and 2012, respectively, in connection with the ongoing Korean litigation, which are recorded in selling, general and administrative expenses, and expects to continue to incur fees and expenses associated therewith. The Company’s Korean subsidiary continues to co-operate with the Korean authorities in this matter. The Company is unable to predict the outcome or what additional actions, if any, might be taken in the future by the Korean authorities as a result of matters related to this proceeding, and the timing and amount of costs associated with the existing and any future matters. However, the ITA and the CC provide that fines of up to 1.50 billion Korean Won (approximately U.S. $1.4 million at the exchange rate of Korean Won 1058 = U.S. $1.00 in effect on December 31, 2013) may be levied on employers based on vicarious liability for convicted employees. These amounts may be paid by the Company under certain circumstances. The Company’s judgment, based on information and assesments provided by its legal advisors, is that since the appeal case is still in its beginning stage, it has not recorded any liability in respect of this matter because the Company is unable to estimate the outcome of this matter. The Company and its Korean subsidiary may also become subject to civil actions brought by third parties, including the Company’s customers, which may result in monetary judgments, settlements or loss of business or which may require the Company to change its business model.

From time to time, the Company is involved in other claims and legal and administrative proceedings that arise in the ordinary course of business. Based on currently available information, the Company does not believe that the ultimate outcome of any such unresolved matters, individually or in the aggregate, is likely to have a material adverse effect on the Company’s financial position or results of operations. However, litigation and administrative proceedings are subject to inherent uncertainties and the Company’s view of these matters, including settlement thereof, may change in the future. An unfavorable outcome or settlement may have a material adverse impact on the Company’s financial position and results of operations for the period in which it occurs, and potentially in future periods.

c.	Restrictions on the Company’s assets

The Company has Negative Pledges in favor of certain banks, see Note 6.